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                                                        Pursuant to Rule 497(e)
                                         Registration Nos: 2-98441 and 811-4327



                          SENTRY LIFE INSURANCE COMPANY
                         SENTRY VARIABLE LIFE ACCOUNT I

                            SUPPLEMENT TO PROSPECTUS
                                DATED MAY 1, 1999


This supplement should be attached to your copy of the Prospectus for the variable life insurance policy issued by Sentry Life Insurance Company (the "Company") and Sentry Variable Life Account I (the "Variable Life Account").

Substitution of Existing Portfolios

The purpose of this supplement is to notify you of a proposal to substitute shares of certain portfolios of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and Janus Aspen Series for shares of the existing Neuberger Berman Advisers Management Trust portfolios (the "Substitution") as follows:

      FROM THESE PORTFOLIOS  ...........................->    INTO THESE PORTFOLIOS
      -----------------------                                 ---------------------
      Neuberger Berman
      Advisers Management Trust                               T. Rowe Price Fixed Income Series, Inc.
-     AMT LIQUID ASSET PORTFOLIO  ......................->    T. ROWE PRICE PRIME RESERVE PORTFOLIO

                                                              T. Rowe Price Fixed Income Series, Inc.
-     AMT LIMITED MATURITY  ............................->    T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO
      BOND PORTFOLIO

                                                              T. Rowe Price Equity Series, Inc.
-     AMT BALANCED  PORTFOLIO  .........................->    T. ROWE PRICE PERSONAL STRATEGY
                                                              BALANCED PORTFOLIO

                                                              Janus Aspen Series
-     AMT GROWTH  PORTFOLIO ............................->    AGGRESSIVE GROWTH PORTFOLIO

The Company will file an application with the Securities and Exchange Commission (the "SEC") shortly requesting an order approving the Substitution. When the SEC issues an order of approval, and subject to any prior approval by applicable state insurance authorities, the Company and the Variable Life Account propose to make the Substitution as soon as practical.

This means, for example, that if you have allocated your purchase payments to the Subaccount investing in shares of the Neuberger Berman AMT Balanced Portfolio, those shares will be replaced with shares of the T. Rowe Price Personal Strategy Balanced Portfolio of the T. Rowe Price Equity Series, Inc. at net asset value.

                 THE DATE OF THIS SUPPLEMENT IS JUNE 21, 1999
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The Company will make the Substitution by simultaneously placing an order to redeem the shares of each portfolio being replaced and placing an order to purchase shares of the Substitute portfolios at their net asset value. The Company will bear all costs and expenses involved in the Substitution. You will receive a notice within five days after the Substitution takes place.

You should know that the Substitution will not affect the value of your Policy or the value of your investment in the Variable Life Account, nor will it alter any tax benefits you may have under your Policy. The Substitution does not relieve the Company of any of its obligations under your Policy. The Company believes that by replacing the existing investment options, the investment performance of the Subaccounts will improve. In addition, the Company expects that total operating expenses of the Substitute portfolios will be less than the expenses charged by the existing portfolios.

Transfers Between Subaccounts

For a 30-day period following the date the Substitution takes place, the Company will allow transfers from the Substituted Subaccounts to any other Subaccounts of the Variable Life Account that will be available with your Policy without any limitation or charge being imposed. After the 30-day period, any transfers you make between Subaccounts will be subject to the restrictions described in the Prospectus. YOU WILL BE NOTIFIED OF THE DATE THE SUBSTITUTION TAKES PLACE.

You may obtain copies of the prospectuses for T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., and Janus Aspen Series by writing or calling the Company at:

                            1800 North Point Drive
                            Stevens Point, WI  54481
                            (800)533-7827



                  THE DATE OF THIS SUPPLEMENT IS JUNE 21, 1999